Exhibit 99(b)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Coastal Financial Corporation, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Jerry L. Rexroad, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

3. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


                                                    /s/ Jerry L. Rexroad
                                                    --------------------
                                                    Jerry L. Rexroad
                                                    Chief Financial Officer
                                                    August, 14 2002
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                                   SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COASTAL FINANCIAL CORPORATION

August 14, 2002                         /s/ Michael C. Gerald
---------------                         ---------------------
Date                                    Michael C. Gerald
                                        President and Chief Executive Officer

August 14, 2002                         /s/ Jerry L. Rexroad
---------------                         --------------------
Date                                    Jerry L. Rexroad
                                        Executive Vice President and
                                        Chief Financial Officer

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